VAN KAMPEN TAX FREE TRUST
VAN KAMPEN INSURED TAX FREE INCOME FUND


A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 44,199,924 shares were voted in the affirmative and 880,450 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 44,218,165 voted in the affirmative and 862,209 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio, 44,208,207 shares were voted in the affirmative and 872,167 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 44,226,581 shares were voted in the affirmative and 853,793 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 44,208,650 shares were voted in the affirmative and 871,724 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 44,193,502 shares were voted in the affirmative and 886,873 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 44,203,256 shares were voted in the affirmative and 877,118 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 44,221,128 shares were voted in the affirmative and 859,247 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio, 44,152,219 shares were voted in the affirmative and 928,156 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 44,217,659 shares were voted in the affirmative and 862,715 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio, 44,205,060 shares were voted in the affirmative and 875,315 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 44,196,035 shares were voted in the affirmative and 884,339 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 43,699,939 shares were voted in the affirmative and 272,979 shares were voted against the proposal and 1,107,455 shares abstained from voting.

VAN KAMPEN TAX FREE TRUST
VAN KAMPEN INSURED TAX FREE HIGH INCOME FUND



A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 53,727,151 shares were voted in the affirmative and 538,763 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 53,734,708 voted in the affirmative and 531,206 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio 53,723,064 shares were voted in the affirmative and 542,850 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 53,717,418 shares were voted in the affirmative and 548,496 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 53,718,708 shares were voted in the affirmative and 547,206 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 53,691,243 shares were voted in the affirmative and 574,671 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 53,709,470 shares were voted in the affirmative and 556,444 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 53,734,218 shares were voted in the affirmative and 531,696 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio 53,702,397 shares were voted in the affirmative and 563,517 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 53,739,597 shares were voted in the affirmative and 526,317 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio53,704,852 shares were voted in the affirmative and 561,062 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 53,734,858 shares were voted in the affirmative and 531,056 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 53,508,863 shares were voted in the affirmative and 202,577 shares were voted against the proposal and 554,474 shares abstained from voting.

VAN KAMPEN TAX FREE TRUST
VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND



A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 7,320,897 shares were voted in the affirmative and 88,278 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 7,327,859 voted in the affirmative and 81,316 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio 7,326,351 shares were voted in the affirmative and 82,824 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 7,328,595 shares were voted in the affirmative and 80,580 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 7,325,537 shares were voted in the affirmative and 83,637 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 7,328,638 shares were voted in the affirmative and 80,536 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 7,329,351 shares were voted in the affirmative and 79,823 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 7,328,638 shares were voted in the affirmative and 80,536 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio 7,326,635 shares were voted in the affirmative and 82,540 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 7,325,537 shares were voted in the affirmative and 83,637 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio 7,327,005 shares were voted in the affirmative and 82,170 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 7,328,638 shares were voted in the affirmative and 80,536 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 7,234,357 shares were voted in the affirmative and 12,906 shares were voted against the proposal and 161,912 shares abstained from voting.

VAN KAMPEN TAX FREE TRUST
VAN KAMPEN NEW YORK TAX FREE INCOME FUND



A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 3,782,696 shares were voted in the affirmative and 20,586 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 3,781,172 voted in the affirmative and 22,110 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 3,781,172 shares were voted in the affirmative and 22,110 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 3,734,933 shares were voted in the affirmative and 6,316 shares were voted against the proposal and 62,033 shares abstained from voting.

VAN KAMPEN TAX FREE TRUST
VAN KAMPEN FLORIDA TAX FREE INCOME FUND



A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 3,989,185 voted in the affirmative and 88,509 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio 3,989,185 shares were voted in the affirmative and 88,509 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 3,988,799 shares were voted in the affirmative and 88,895 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 4,041,732 shares were voted in the affirmative and 6,610 shares were voted against the proposal and 29,352 shares abstained from voting.

VAN KAMPEN TAX FREE TRUST
VAN KAMPEN MUNICIPAL INCOME FUND



A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 41,505,535 shares were voted in the affirmative and 456,792 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 41,507,265 voted in the affirmative and 456,062 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio 41,514,791 shares were voted in the affirmative and 448,537 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 41,513,439 shares were voted in the affirmative and 449,889 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 41,515,536 shares were voted in the affirmative and 447,792 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 41,512,512 shares were voted in the affirmative and 450,816 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 41,517,792 shares were voted in the affirmative and 445,536 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 41,517,717 shares were voted in the affirmative and 445,610 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio 41,499,183 shares were voted in the affirmative and 464,144 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 41,512,018 shares were voted in the affirmative and 451,310 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio 41,514,828 shares were voted in the affirmative and 448,499 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 41,522,456 shares were voted in the affirmative and 440,872 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 41,112,533 shares were voted in the affirmative and 156,558 shares were voted against the proposal and 694,237 shares abstained from voting.

VAN KAMPEN TAX FREE TRUST
VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND



A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of KPMG LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Portfolio, 3,139,250 shares were voted in the affirmative and 4650 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Portfolio, 3,139,261 voted in the affirmative and 4,639 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Portfolio 3,139,261 shares were voted in the affirmative and 4,639 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Portfolio, 3,139,261 shares were voted in the affirmative and 4,639 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Portfolio, 3,139,261 shares were voted in the affirmative and 4,639 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Portfolio, 3,139,250 shares were voted in the affirmative and 4,650 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Portfolio, 3,139,261 shares were voted in the affirmative and 4,639 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Portfolio, 3,139,261 shares were voted in the affirmative and 4,639 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Portfolio 3,136,809 shares were voted in the affirmative and 7,091 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Portfolio, 3,139,261 shares were voted in the affirmative and 4,639 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Portfolio 3,139,261 shares were voted in the affirmative and 4,639 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Portfolio 3,139,261 shares were voted in the affirmative and 4,639 shares were withheld. With regard to the ratification of KPMG LLP to act as independent public accountants for the Fund, 3,137,607 shares were voted in the affirmative and 3,354 shares were voted against the proposal and 2,939 shares abstained from voting.

VAN KAMPEN TAX FREE TRUST
VAN KAMPEN HIGH YIELD MUNICIPAL FUND



A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999 where shareholders voted on the election of Trustees and the ratification of PricewaterhouseCoopers LLP, as the independent public accountants. With regard to the election of J. Miles Branagan, as elected trustee by the shareholders of the Fund, 104,582,274 shares were voted in the affirmative and 795,355 shares were withheld. With regard to the election of Jerry D. Choate, as elected trustee by the shareholders of the Fund, 104,600,844 voted in the affirmative and 776,785 shares were withheld. With regard to the election of Linda Hutton Heagy, as elected trustee by the shareholders of the Fund, 104,555,747 shares were voted in the affirmative and 821,882 shares were withheld. With regard to the election of R. Craig Kennedy, as elected trustee by the shareholders of the Fund, 104,600,512 shares were voted in the affirmative and 777,117 shares were withheld. With regard to the election of Mitchell M. Merin, as elected trustee by the shareholders of the Fund, 104,565,843 shares were voted in the affirmative and 811,786 shares were withheld. With regard to the election of Jack E. Nelson, as elected trustee by the shareholders of the Fund, 104,586,572 shares were voted in the affirmative and 791,057 shares were withheld. With regard to the election of Richard F. Powers, III, as elected trustee by the shareholders of the Fund, 104,557,725 shares were voted in the affirmative and 819,904 shares were withheld. With regard to the election of Phillip B. Rooney, as elected trustee by the shareholders of the Fund, 104,594,278 shares were voted in the affirmative and 783,351 shares were withheld. With regard to the election of Fernando Sisto, as elected trustee by the shareholders of the Fund, 104,537,373 shares were voted in the affirmative and 840,256 shares were withheld. With regard to the election of Wayne W. Whalen, as elected trustee by the shareholders of the Fund, 104,571,772 shares were voted in the affirmative and 805,857 shares were withheld. With regard to the election of Suzanne H. Woolsey, as elected trustee by the shareholders of the Fund, 104,596,349 shares were voted in the affirmative and 781,280 shares were withheld. With regard to the election of Paul G. Yovovich, as elected trustee by the shareholders of the Fund, 104,602,800 shares were voted in the affirmative and 774,829 shares were withheld. With regard to the ratification of PricewaterhouseCoopers LLP to act as independent public accountants for the Fund, 103,959,769 shares were voted in the affirmative and 526,310 shares were voted against the proposal and 891,550 shares abstained from voting.